                                               SEMIANNUAL REPORT | June 30, 2002


                                                                      The Strong

                                                                     Opportunity

                                                                         Fund II

                              [PHOTO APPEARS HERE]


Table of Contents

Investment Review

          Strong Opportunity Fund II ....................... 2

Financial Information

          Schedule of Investments in Securities
               Strong Opportunity Fund II .................. 4
          Statement of Assets and Liabilities .............. 6
          Statement of Operations .......................... 7
          Statements of Changes in Net Assets .............. 8
          Notes to Financial Statements .................... 9

Financial Highlights ....................................... 14

Directors and Officers ..................................... 15

                                                                   [STRONG LOGO]

Strong Opportunity Fund II
================================================================================

Your Fund's Approach

The Strong Opportunity Fund II seeks capital growth. It invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

                   Growth of an Assumed $10,000 Investment+
                             From 5-8-92 to 6-30-02

                              [CHART APPEARS HERE]

             The Strong           Russell
             Opportunity          Midcap(R)        Lipper Multi-Cap
               Fund II             Index*          Core Funds Index
May 92         $10,000             $10,000             $10,000
Dec 92         $11,617             $11,348             $10,961
Dec 93         $14,541             $12,971             $12,314
Dec 94         $15,064             $12,699             $12,200
Dec 95         $18,953             $17,075             $16,129
Dec 96         $22,393             $20,319             $19,431
Dec 97         $28,093             $26,213             $24,536
Dec 98         $31,898             $28,859             $29,122
Dec 99         $43,032             $34,121             $35,169
Dec 00         $45,871             $36,935             $33,996
Dec 01         $44,172             $34,858             $30,337
Jun 02         $37,473             $32,869             $26,529



+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In contrast to 2001, the Federal Reserve Board has had minimal impact on the tone of the market this year. Instead, stocks' direction was largely driven by an emerging crisis of confidence in corporate America. In spite of solid economic growth, investors have faced a stinging bear market.

     Even though the economy appeared to rebound very quickly from its recession, stocks posted one of their worst performances in recent memory, as corporate earnings did not recover as fast as economic growth, and investors remained skittish.

Q:   How did your Fund perform?

A: Given the breadth and depth of the market declines, the Strong Opportunity Fund II was unable to distance itself from the sell-off. While the Fund has sought out solid companies at attractive valuations, the market's steep sell-off has affected a number of our holdings. The first six months of 2002 have heightened our focus on our time-tested investment process.

     The Fund was buffeted by our long-term overweightings in media, cable, and broadcasting. The fundamentals of most of our holdings in these areas remained positive. But in the face of headline-grabbing scandals among other companies in these industries -- companies that were not in the portfolio -- investors were not interested in these strong qualities and chose to sell out of these sectors, taking the good stocks down with the bad. We have carefully re-examined our holdings in all sectors, seeking to ensure that the Fund holds companies that can emerge as long-term winners once the dust settles.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance was hurt by its exposure to companies in sectors that felt the greatest impact of fearful investors. Wireless stocks were a prominent example, as general concerns about the telecommunications industry, capital expenditure levels, and short-term growth rates caused some longtime holdings to contribute negatively to the Fund's performance after many years of gains.

     We continued to focus on selecting and owning individual companies in the portfolio, rather than making broad bets on sectors and industries. We were able to identify companies that benefited from industry consolidation, as well as those that were able to perform well as investors sought out the relative safety of defensive growth names. Long-term holdings among hospital and managed-care companies particularly benefited from the latter trend. Leading retailers and consumer-product companies in the portfolio appreciated in value as consumer spending remained strong in the face of weak corporate expenditures.

     Stocks in the biotechnology and pharmaceuticals sectors suffered from rejections of specific applications with the Food and Drug Administration, as well as from investor skepticism about their short-term growth rates. Consistent with our investment process, we have taken the opportunity to add to selected positions in these sectors, as we believe investors' near-term fears are causing them to overlook the long-term strengths of specific companies in these areas.

Q:   What is your future outlook?

A: We believe that investor concerns over accounting and valuation techniques may have reached their peak. Despite the recent disruptions in the markets, we are still finding ample evidence that our investment process -- which has proven successful over the past 20 years --remains valid. Specifically, we continue to see buyouts of portfolio holdings at prices that are consistent with the private market valuations we have assigned to them through our own research.

     Our investment process focuses on determining valuations for companies based on a number of characteristics. This sometimes involves using discounted cash-flow valuation techniques and investing in companies with higher financial leverage. Over time, our approach has enjoyed success. In the difficult market we have faced in recent months, however, the market has taken a harsh response to these characteristics and at times applied steep discounts to companies that fit these traits. As a result, the prices of some of our holdings have incurred significant losses. Despite these issues, we have been able to keep the Fund's performance consistent with that of the S&P 500 Index. Once the market returns to a more calm, balanced tone, we believe there will be heightened potential for outperformance versus our broad-based benchmark, the Russell Midcap(R) Index.

     We appreciate your investment in the Strong Opportunity Fund II.


     Richard T. Weiss
     Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager


Average Annual Total Returns/1/
As of 6-30-02

Investor Class
------------------------------------------------------------------

          1-year                                           -18.34%

          3-year                                            -0.62%

          5-year                                             8.58%

          10-year                                           14.73%

          Since Fund Inception                              13.91%
          (5-8-92)

Advisor Class/2/
------------------------------------------------------------------

          1-year                                           -18.56%

          3-year                                            -0.98%

          5-year                                             8.16%

          10-year                                           14.28%

          Since Fund Inception                              13.45%
          (5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

/2/ The performance of the Advisor Class shares prior to July 12, 2001, is based on the Fund's Investor Class shares' performance restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all shares.

 * The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG OPPORTUNITY FUND II

                                                   Shares or
                                                   Principal           Value
                                                    Amount            (Note 2)
-------------------------------------------------------------------------------
Common Stocks 88.7%
Auto/Truck - Original Equipment 2.2%
Delphi Automotive Systems Corporation                 665,000       $ 8,778,000
Eaton Corporation                                     218,000        15,859,500
                                                                    -----------
                                                                     24,637,500

Banks - Super Regional 4.2%
AmSouth Bancorporation                                785,000        17,568,300
Bank One Corporation                                  339,000        13,044,720
Wachovia Corporation                                  460,000        17,562,800
                                                                    -----------
                                                                     48,175,820

Beverages - Soft Drinks 2.5%
PepsiAmericas, Inc.                                   567,800         8,482,932
The Pepsi Bottling Group, Inc.                        645,200        19,872,160
                                                                    -----------
                                                                     28,355,092

Building - Construction Products/
   Miscellaneous 1.4%
Masco Corporation                                     595,000        16,130,450

Building Products - Wood 1.3%
Weyerhaeuser Company                                  235,000        15,004,750

Chemicals - Specialty 1.6%
Praxair, Inc.                                         325,000        18,515,250

Commercial Services - Advertising 1.5%
The Interpublic Group of Companies, Inc.              249,800         6,185,048
Omnicom Group, Inc.                                   246,000        11,266,800
                                                                    -----------
                                                                     17,451,848

Commercial Services - Miscellaneous 1.2%
Accenture, Ltd. Class A (b)                           734,000        13,946,000

Computer - Manufacturers 1.2%
Hewlett-Packard Company                               895,000        13,675,600

Computer Software - Enterprise 1.5%
Rational Software Corporation (b)                   1,275,000        10,467,750
Siebel Systems, Inc. (b)                              475,000         6,754,500
                                                                    -----------
                                                                     17,222,250

Diversified Operations 1.1%
AOL Time Warner, Inc. (b)                             870,000        12,797,700

Electrical - Connectors 1.2%
Molex, Inc. Class A                                   481,000        13,193,830

Electronics - Scientific Instruments 1.6%
Waters Corporation (b)                                690,000        18,423,000

Electronics - Semiconductor Manufacturing 4.5%
Altera Corporation (b)                                660,500         8,982,800
Atmel Corporation (b)                               1,620,000        10,141,200
Integrated Device Technology, Inc. (b)                450,000         8,163,000
Micron Technology, Inc. (b)                           760,000        15,367,200
Taiwan Semiconductor Manufacturing Company, Ltd.
   Sponsored ADR (b)                                  648,010         8,424,130
                                                                    -----------
                                                                     51,078,330

Electronics Products - Miscellaneous 0.9%
Sanmina-SCI Corporation (b)                         1,550,000         9,780,500

Finance - Equity REIT 0.6%
Archstone-Smith Trust                                 267,500         7,142,250

Finance - Investment Brokers 1.1%
The Charles Schwab Corporation                      1,082,100        12,119,520

Finance - Publicly Traded Investment
   Funds - Equity 2.8%
iShares Trust S&P MidCap 400/Barra Growth
   IndexFund                                           45,000         4,574,700
Nasdaq-100 Shares (b)                                 380,000         9,914,200
Standard & Poor's MidCap 400 Depository Receipts      191,000        17,142,250
                                                                    -----------
                                                                     31,631,150

Financial Services - Miscellaneous 1.1%
American Express Company                              330,000        11,985,600

Food - Miscellaneous Preparation 1.2%
General Mills, Inc.                                   308,000        13,576,640

Household - Housewares 1.5%
Newell Rubbermaid, Inc.                               480,000        16,828,800

Insurance - Brokers 1.3%
Aon Corporation                                       495,000        14,592,600

Insurance - Diversified 1.4%
American International Group, Inc.                    235,000        16,034,050

Insurance - Property/Casualty/Title 1.3%
Hartford Financial Services Group, Inc.               250,000        14,867,500

Internet - Internet Service Provider/
   Content 0.2%
CNET Networks, Inc. (b)                             1,363,800         2,713,962

Internet - Network Security/Solutions 0.5%
VeriSign, Inc. (b)                                    715,000         5,140,850

Leisure - Services 1.3%
Carnival Corporation                                  520,000        14,398,800

Machinery - General Industrial 1.4%
Dover Corporation                                     458,000        16,030,000

Media - Cable TV 4.7%
Comcast Corporation Class A (b)                       665,000        15,580,950
Cox Communications, Inc. Class A (b)                  523,000        14,408,650
General Motors Corporation Class H (b)                880,000         9,152,000
Liberty Media Corporation Series A (b)              1,425,000        14,250,000
                                                                    -----------
                                                                     53,391,600

Media - Newspapers 3.1%
The E.W. Scripps Company Class A                      230,000        17,710,000
Tribune Company                                       405,700        17,647,950
                                                                    -----------
                                                                     35,357,950

Medical - Biomedical/Genetics 2.9%
Biogen, Inc. (b)                                      410,000        16,986,300
Gentech, Inc. (b)                                     470,000        15,745,000
                                                                    -----------
                                                                     32,731,300

Medical - Ethical Drugs 1.5%
Bristol-Myers Squibb Company                          431,000        11,076,700
Elan Corporation PLC Sponsored ADR (b)              1,195,000         6,536,650
                                                                    -----------
                                                                     17,613,350

Medical - Health Maintenance Organizations 1.5%
CIGNA Corporation                                     170,000        16,561,400

Medical - Outpatient/Home Care 1.4%
HEALTHSOUTH Corporation (b)                         1,265,000        16,179,350

Medical/Dental - Supplies 1.2%
Apogent Technologies, Inc. (b)                        680,000        13,987,600

--------------------------------------------------------------------------------

                     STRONG OPPORTUNITY FUND II (continued)

                                                 Shares or
                                                 Principal           Value
                                                  Amount           (Note 2)
--------------------------------------------------------------------------------
Metal Ores - Miscellaneous 0.7%
Alcoa, Inc.                                         244,100     $    8,091,915

Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                           230,000         15,709,000

Oil & Gas - Drilling 2.9%
ENSCO International, Inc.                           640,000         17,446,400
GlobalSantaFe Corporation                           580,000         15,863,000
                                                                --------------
                                                                    33,309,400

Oil & Gas - Field Services 1.5%
BJ Services Company (b)                             515,000         17,448,200

Oil & Gas - Machinery/Equipment 1.5%
Weatherford International, Ltd. (b)                 405,000         17,496,000

Oil & Gas - Production/Pipeline 0.5%
The Williams Companies, Inc.                      1,030,000          6,169,700

Oil & Gas - Refining/Marketing 0.9%
El Paso Corporation                                 500,700         10,319,427

Oil & Gas - United States Exploration &
  Production 1.8%
Devon Energy Corporation                            410,000         20,204,800

Oil & Gas - United States Integrated 1.6%
Phillips Petroleum Company                          315,000         18,547,200

Retail - Apparel/Shoe 1.5%
Nordstrom, Inc.                                     770,000         17,440,500

Retail - Department Stores 3.1%
Federated Department Stores, Inc. (b)               460,000         18,262,000
Sears, Roebuck & Company                            322,000         17,484,600
                                                                --------------
                                                                    35,746,600

Retail - Mail Order & Direct 0.9%
USA Interactive (b)                                 418,400          9,811,480

Retail/Wholesale - Office Supplies 1.5%
Staples, Inc. (b)                                   875,000         17,237,500

Telecommunications - Cellular 1.5%
Sprint Corporation - PCS Group (b)                1,455,000          6,503,850
Telephone & Data Systems, Inc.                      177,000         10,717,350
                                                                --------------
                                                                    17,221,200

Telecommunications - Equipment 4.3%
ADC Telecommunications, Inc. (b)                  3,334,000          7,634,860
Corning, Inc.                                     1,930,000          6,851,500
Motorola, Inc.                                      583,400          8,412,628
Qualcomm, Inc. (b)                                  498,600         13,706,514
Scientific-Atlanta, Inc.                            785,000         12,913,250
                                                                --------------
                                                                    49,518,752

Transportation - Truck 1.7%
CNF, Inc.                                           520,000         19,749,600

Utility - Gas Distribution 1.5%
NiSource, Inc.                                      805,000         17,573,150
------------------------------------------------------------------------------
Total Common Stocks (Cost $1,125,006,795)                        1,012,866,616
------------------------------------------------------------------------------
Short-Term Investments (a) 10.9%
Money Market Funds 9.9%
Strong Heritage Money Fund -
  Institutional Class (d)                       112,800,000        112,800,000

Repurchase Agreements 1.0%
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds
  $7,001,114); Collateralized by: United
  States Government & Agency Issues (c)          $7,000,000          7,000,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $4,555,569); Collateralized by:
  United States Government &
  Agency Issues (c)                               4,555,000          4,555,000
                                                                --------------
                                                                    11,555,000
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $124,355,000)                   124,355,000
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,249,361,795) 99.6%      1,137,221,616
Other Assets and Liabilities, Net 0.4%                               4,870,661
------------------------------------------------------------------------------
Net Assets 100.0%                                               $1,142,092,277
==============================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d)  Affiliated Issuer (See Note 8 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                            (In Thousands, Except As Noted)

                                                                                       Strong
                                                                                     Opportunity
                                                                                       Fund II
                                                                                     -----------
Assets:
   Investments in Securities, at Value (Note 2M)
     Unaffiliated Issuers (Cost of $1,136,562)                                       $1,024,422
     Affiliated Issuers (Cost of $112,800)                                              112,800
   Receivable for Securities Sold                                                         5,401
   Dividends and Interest Receivable                                                      1,018
   Collateral for Securities on Loan                                                     37,816
   Other Assets                                                                             104
                                                                                     ----------
   Total Assets                                                                       1,181,561

Liabilities:
   Payable for Securities Purchased                                                       1,535
   Payable Upon Return of Securities Loaned                                              37,816
   Accrued Operating Expenses and Other Liabilities                                         118
                                                                                     ----------
   Total Liabilities                                                                     39,469
                                                                                     ----------
   Net Assets                                                                        $1,142,092
                                                                                     ==========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-In Capital)                                     $1,232,019
   Undistributed Net Investment Income                                                    3,902
   Undistributed Net Realized Gain                                                       18,311
   Net Unrealized Depreciation                                                         (112,140)
                                                                                     ----------
   Net Assets                                                                        $1,142,092
                                                                                     ==========
Investor Class ($ and shares in full)
   Net Assets                                                                    $1,116,514,213
   Capital Shares Outstanding (Unlimited Number Authorized)                          67,661,958

   Net Asset Value Per Share                                                             $16.50
                                                                                         ======
Advisor Class ($ and shares in full)
   Net Assets                                                                       $25,578,064
   Capital Shares Outstanding (Unlimited Number Authorized)                           1,555,091

   Net Asset Value Per Share                                                             $16.45
                                                                                         ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                (In Thousands)

                                                                                    Strong
                                                                                 Opportunity
                                                                                   Fund II
                                                                                 -----------
Income:
   Dividends - Unaffiliated Issuers                                                $  5,045
   Dividends - Affiliated Issuers                                                       806
   Interest (Note 2M)                                                                   862
                                                                                   --------
   Total Income                                                                       6,713

Expenses (Note 4):
   Investment Advisory Fees                                                           4,747
   Administrative Fees                                                                1,914
   Custodian Fees                                                                        24
   Shareholder Servicing Costs                                                        1,712
   Reports to Shareholders                                                               26
   12b-1 Fees                                                                            21
   Other                                                                                 67
                                                                                   --------
   Total Expenses before Expense Offsets                                              8,511
   Expense Offsets                                                                   (1,492)
                                                                                   --------
   Expenses, Net                                                                      7,019
                                                                                   --------
Net Investment Loss                                                                    (306)

Realized and Unrealized Gain (Loss):
   Net Realized Gain on Investments                                                  10,290
   Net Change in Unrealized Appreciation/Depreciation on Investments               (216,051)
                                                                                   --------
Net Loss on Investments                                                            (205,761)
                                                                                   --------
Net Decrease in Net Assets Resulting from Operations                              ($206,067)
                                                                                   ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                                            Strong Opportunity Fund II
                                                                         -------------------------------
                                                                         Six Months Ended   Year Ended
                                                                          June 30, 2002    Dec. 31, 2001
                                                                         ----------------  -------------
                                                                           (Unaudited)
Operations:
   Net Investment Gain (Loss)                                             ($      306)         $ 4,323
   Net Realized Gain                                                           10,290            6,983
   Net Change in Unrealized Appreciation/Depreciation                        (216,051)         (61,846)
                                                                           ----------       ----------
   Net Decrease in Net Assets Resulting from Operations                      (206,067)         (50,540)

Distributions:
   From Net Investment Income:
     Investor Class                                                                --           (4,626)
     Advisor Class                                                                 --              (30)
   From Net Realized Gains:
     Investor Class                                                                --         (192,831)
     Advisor Class                                                         ----------             (965)
                                                                                   --       ----------
   Total Distributions                                                             --         (198,452)

Capital Share Transactions (Note 6):
   Net Increase in Net Assets from Capital Share Transactions                  56,679          358,660
                                                                           ----------       ----------
Total Increase (Decrease) in Net Assets                                      (149,388)         109,668

Net Assets:
   Beginning of Period                                                      1,291,480        1,181,812
                                                                           ----------       ----------
   End of Period                                                           $1,142,092       $1,291,480
                                                                           ==========       ==========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization

     Strong Opportunity Fund II (a series of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2002, approximately 77% of the Fund's Investor Class shares and 100% of the Fund's Advisor Class shares were owned by the separate accounts of one insurance company. Effective July 12, 2001, the Fund issued two classes of shares: Investor Class and Advisor Class. Shares held prior to July 12, 2001 were designated as Investor Class shares. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting on matters pertaining to that class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Statements of Operations.

     (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At June 30, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          As of June 30, 2002, Strong Opportunity Fund II had securities with a market value of $36,033,426 on loan (included within Investments in the Statement of Assets and Liabilities) and had received $37,815,503 in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the period ended June 30, 2002, this securities lending income totaled $22,628. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (O) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Transfer Agency Banking Charges in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Opportunity Fund II has entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Opportunity Fund II Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of Advisor Class shares. For the six months ended June 30, 2002 the Fund incurred 12b-1 fees of $20,793.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor at June 30, 2002, shareholder servicing and other expenses paid to the Advisor, net transfer agency banking credits and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months then ended, were $63,353, $1,712,397, $63,132 and $21,345, respectively.

4.   Expenses and Expense Offsets


Class Specific Expenses:

                                      Administrative       Shareholder        Reports to        Transfer Agency
                                           Fees          Servicing Costs     Shareholders       Banking Charges
                                      --------------     ---------------     ------------       ---------------
Strong Opportunity Fund II
  Investor Class                        $1,889,087         $1,711,184          $25,921               $ --
  Advisor Class                             24,951              1,213              223                395


Expense Offsets:

                                        Expense            Fees Paid
                                      Waivers and         Indirectly by       Directed
                                      Absorptions            Advisor          Brokerage         Earnings Credits
                                      ------------        -------------       ---------         ----------------
Strong Opportunity Fund II
  Investor Class                       $1,418,804            $59,796            $   --                $ --
  Advisor Class                                --                 --                --                  --
  Fund Level                                   --              3,731             8,834                 977

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2002, there were no borrowings by the Fund outstanding under the LOC.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

6.   Capital Share Transactions

                                                                Strong Opportunity Fund II
                                                             --------------------------------
                                                             Six Months Ended    Year Ended
                                                               June 30, 2002    Dec. 31, 2001
                                                             ----------------   -------------
                                                                (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                   $197,400,298      $395,897,894
  Proceeds from Reinvestment of Distributions                           --       197,456,676
  Payment for Shares Redeemed                                 (162,103,420)     (243,185,041)
                                                              ------------      ------------
  Net Increase in Net Assets from
   Capital Share Transactions                                   35,296,878       350,169,529

ADVISOR CLASS
  Proceeds from Shares Sold                                     21,534,030         7,669,421
  Proceeds from Reinvestment of Distributions                           --           995,050
  Payment for Shares Redeemed                                     (151,961)         (174,160)
                                                              ------------      ------------
  Net Increase in Net Assets from
   Capital Share Transactions                                   21,382,069         8,490,311
                                                              ------------      ------------
Net Increase in Net Assets from
  Capital Share Transactions                                  $ 56,678,947      $358,659,840
                                                              ============      ============

Transactions in Shares of Each Class of
   the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                          10,319,994        17,434,506
  Issued in Reinvestment of Distributions                               --        10,165,510
  Redeemed                                                      (8,659,652)      (10,958,403)
                                                                ----------        ----------
  Net Increase in Shares                                         1,660,342        16,641,613

ADVISOR CLASS
  Sold                                                           1,149,398           370,404
  Issued in Reinvestment of Distributions                               --            51,356
  Redeemed                                                          (8,222)           (7,846)
                                                                ----------        ----------
  Net Increase in Shares                                         1,141,177           413,914
                                                                ----------        ----------
Net Increase in Shares of the Fund                               2,801,519        17,055,527
                                                                ==========        ==========


7.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002 were $459,220,562 and $307,563,930, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

--------------------------------------------------------------------------------

8.   Investments in Affliliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2002, is as follows:

                                                                                                                      Investment
                                     Balance of         Gross        Gross Sales     Balance of         Value           Income
                                    Shares Held       Purchases          and         Shares Held       June 30,      Jan. 1, 2002-
                                    Jan. 1, 2002    and Additions    Reductions     June 30, 2002        2002        June 30, 2002
                                    ------------    -------------    -----------    -------------    ------------    -------------
Strong Opportunity Fund II
--------------------------
Strong Heritage Money Fund -
  Institutional Class                    --          157,000,000     (44,200,000)    112,800,000     $112,800,000      $806,425

9.   Income Tax Information

     At June 30, 2002, the cost of investments in securities for federal income tax purposes was $1,264,213,762. Net unrealized depreciation of securities was $126,992,146, consisting of gross unrealized appreciation and depreciation of $122,697,322 and $249,689,468, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                      Period Ended
                                                            --------------------------------------------------------------
                                                            June 30,     Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                  2002(b)        2001      2000      1999       1998       1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 19.45      $23.94   $25.99    $21.72     $21.70     $19.24

Income From Investment Operations:
   Net Investment Income (Loss)                                (0.01)       0.04     0.09      0.06       0.05       0.07
   Net Realized and Unrealized Gains (Losses) on Investments   (2.94)      (0.94)    1.41      6.76       2.90       4.35
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (2.95)      (0.90)    1.50      6.82       2.95       4.42

Less Distributions:
   From Net Investment Income                                     --       (0.07)   (0.05)       --      (0.05)     (0.07)
   In Excess of Net Investment Income                             --          --       --        --         --      (0.01)
   From Net Realized Gains                                        --       (3.52)   (3.50)    (2.55)     (2.88)     (1.88)
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            --       (3.59)   (3.55)    (2.55)     (2.93)     (1.96)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $16.50      $19.45   $23.94    $25.99     $21.72     $21.70
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
   Total Return                                               -15.2%        -3.7%    +6.6%    +34.9%     +13.5%     +25.5%
   Net Assets, End of Period (In Millions)                    $1,116       $1,283   $1,182    $1,119       $912       $835
   Ratio of Expenses to Average Net Assets Before Expense      1.3%*         1.4%     1.2%      1.2%       1.2%       1.1%
   Offsets
   Ratio of Expenses to Average Net Assets                     1.1%*         1.1%     1.1%      1.1%       1.2%       1.1%
   Ratio of Net Investment Income (Loss) to Average Net       (0.0%)/*(c)/   0.4%     0.4%      0.3%       0.2%       0.4%
   Assets
   Portfolio Turnover Rate(d)                                  28.1%        92.6%    83.2%     85.4%      88.5%     101.1%


STRONG OPPORTUNITY FUND II -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                                      ----------------------
                                                                      June 30,     Dec. 31,
Selected Per-Share Data(a)                                            2002/(b)/    2001/(e)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $19.39     $22.94

Income From Investment Operations:
   Net Investment Loss                                                    (0.01)     (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments              (2.93)      0.05
--------------------------------------------------------------------------------------------
   Total from Investment Operations                                       (2.94)      0.04

Less Distributions:
   From Net Investment Income                                                --      (0.07)
   From Net Realized Gains                                                   --      (3.52)
--------------------------------------------------------------------------------------------
   Total Distributions                                                       --      (3.59)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $16.45     $19.39
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
   Total Return                                                          -15.2%      -1.9%
   Net Assets, End of Period (In Millions)                                  $26         $8
   Ratio of Expenses to Average Net Assets Before Expense Offsets         1.4%*      1.6%*
   Ratio of Expenses to Average Net Assets                                1.4%*      1.5%*
   Ratio of Net Investment Loss to Average Net Assets                   (0.2%)*    (3.0%)*
   Portfolio Turnover Rate(d)                                           28.1%      92.6%*


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c)  Amount calculated is less than 0.05%.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  For the period from July 12, 2001
     (commencement of class) to December 31, 2001 (Note 1).

                       See Notes to Financial Statements.
14

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25412-0602




















Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

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